EXHIBIT 26
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                                                             Date: April 2, 2001


                                Pledge Agreement


Between                                      and
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BANK: (SECURED PARTY)                        PLEDGOR/(DEBTOR):

Bank of America, N.A.                        Peltz Family Limited Partnership
Banking Center:                              [_____________________]
101 South Tryon Street
Charlotte, North Carolina  28255


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Pledgor is a Delaware limited partnership.

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Address is Pledgor's place of business

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1.       SECURITY INTEREST. For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor pledges, assigns and grants to Bank, as collateral agent (in such capacity, together with its successors or assigns, the "Collateral Agent") for the Bank and its permitted successors and assigns (collectively, the "Lenders"), a security interest and lien in the Collateral (hereinafter defined) to secure the payment and the performance of the Obligations (hereinafter defined).

2. COLLATERAL. The security interest is granted in the following collateral ("Collateral"):

         A. DESCRIPTION OF COLLATERAL. Account number [_________________] (together with any successor or replacement account, the "Account") maintained by Pledgor with Bank of America, N.A. (together with its successors and assigns, "Agent"), as custodian under an agreement for custody, investment management, investment advisory or similar services between Pledgor and the Agent, specifically including but not limited to all investments and investment property now or hereafter held in or credited to the Account, including, without limitation, all security entitlements with respect to the Account, all documents, instruments, ordinary goods, certificates of title, general intangibles, chattel paper, mineral interests, certificated and uncertificated securities, securities in book-entry form, mutual funds, U.S. government and state obligations, deposit accounts and cash now or hereafter deposited in or credited to the Account.

         B. PROCEEDS. All additions, substitutes and replacements for and proceeds of the above Collateral (including all income and benefits resulting from any of the above, such as dividends payable or distributable in cash, property or stock; interest, premium and principal payments; redemption proceeds and subscription rights; and shares or other proceeds of conversions or splits of any securities in Collateral). Any securities received by the Pledgor which shall comprise such additions, substitutes and replacements for, or proceeds of, the Collateral, shall be held in trust for the Collateral Agent and shall be delivered immediately to the Collateral Agent. Any cash proceeds shall be held in trust for the Collateral Agent and upon request shall be delivered immediately to the Collateral Agent.

3. OBLIGATIONS. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "OBLIGATIONS"):

                           (a) the obligations of Claudia Peltz and Nelson
Peltz, as borrowers (the "Borrowers"), to pay, as and when due and payable (whether on demand, by mandatory prepayment, by scheduled maturity or otherwise), all amounts from time to time owing by any of them in respect of any Loan Document, as such term is defined in (i) the Third Amended and Restated Credit Agreement, dated as of January 18, 1996, between the Borrowers and the Bank, as amended and restated as of June 19, 1997, as amended and restated as of January 2, 1999, and as amended and restated as of April 2, 2001 (as so amended and restated, and as such agreement may be further amended or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein and not defined having the meanings herein set forth therein), whether for reimbursement of drawings, payment on guaranties, termination compensation on hedging agreements, principal, interest, fees, indemnities or otherwise (including, without limitation, amounts that but for the operation of Section 362(a) of the Bankruptcy Code would become due);

                           (b) the due performance and observance by the
Borrowers of all of their other obligations from time to time existing under any Loan Document (as defined in the Loan Agreement); and

                           (c) the due performance and observance by each
Borrower of all of such Borrower's obligations under this Agreement and each other Loan Document (as defined in the Loan Agreement) to which such Borrower is or may become a party.

Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by a Borrower to the Bank under a Note (as defined in the Loan Agreement) or any of the other Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving either Pledgor.

         In the event any amount paid to a Lender on any Obligation is subsequently recovered from such Lender in or as a result of any bankruptcy, insolvency or fraudulent conveyance proceeding involving an obligor of the Obligations other than the Pledgor, the Pledgor shall be liable to such Lender for the amounts so recovered up to the fair market value of the Collateral whether or not the Collateral has been released or the security interest terminated. In the event the Collateral has been released or the security interest terminated, the fair market value of the Collateral shall be determined, at the Collateral Agent's option, as of the date the Collateral was released, the security interest terminated, or said amounts were recovered.

         B. USE OF PROCEEDS. The proceeds of any indebtedness or obligation secured by the Collateral WILL NOT BE used directly or indirectly to purchase or carry any "margin stock" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System, or extend credit to or invest in other parties for the purpose of purchasing or carrying any such "margin stock," or to reduce or retire any indebtedness incurred for such purpose or otherwise in a manner which would violate Regulations G, T or U.

4. PLEDGOR'S WARRANTIES. The Pledgor hereby represents and warrants to the Collateral Agent as follows:

         A. FINANCING STATEMENTS. Except as may be noted by schedule attached hereto and incorporated herein by reference, no financing statement covering the Collateral is or will be on file in any public office, except the financing statements relating to this security interest, and no security interest, other than the one herein created, has attached or been perfected in the Collateral or any part thereof.


PLEDGE AGREEMENT PAGE 2

         B. OWNERSHIP. The Pledgor owns, or will use the proceeds of any loans by a Lender to become the owner of, the Collateral free from any setoff, claim, restriction, lien, security interest or encumbrance except liens for taxes not yet due and payable and the security interest hereunder.

         C. POWER AND AUTHORITY. The Pledgor has full power and authority to make this Agreement, and all necessary consents and approvals of any persons, entities, governmental or regulatory authorities and securities exchanges have been obtained to effectuate the validity of this Agreement.

5. PLEDGOR'S COVENANTS. Until full payment and performance of all of the Obligations and termination or expiration of any obligation or commitment of any Lender to make advances or loans to the Borrowers, or the Guaranty, Letter of Credit or Hedging Agreement has not terminated, unless the Lenders otherwise consent in writing:

         A. OBLIGATION AND THIS AGREEMENT. The Pledgor shall perform all of its agreements herein and in any other agreements between the Pledgor and a Lender (subject to any grace period expressly set forth herein and therein).

         B. OWNERSHIP OF COLLATERAL. The Pledgor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to the Collateral Agent. The Pledgor shall keep the Collateral free from all liens and security interests except those for taxes not yet due and payable and the security interest hereby created.

         C. COSTS OF THE COLLATERAL AGENT. The Pledgor shall pay all costs necessary to obtain, preserve, perfect, defend and enforce the security interest created by this Agreement, collect the Obligations, and preserve, defend, enforce and collect the Collateral, including but not limited to taxes, assessments, reasonable attorney's fees, legal expenses and expenses of sales. Whether Collateral is or is not in the Collateral Agent's possession, and without any obligation to do so and without waiving the Pledgor's default for failure to make any such payment, the Collateral Agent at its option may (upon notice to the Pledgor) pay any such costs and expenses and discharge encumbrances on Collateral, and such payments shall be a part of the Obligations and bear interest at the highest lawful rate set out in the Obligations. The Pledgor agrees to reimburse the Collateral Agent on demand for any costs so incurred.

         D. INFORMATION AND INSPECTION. The Pledgor shall (i) promptly furnish the Collateral Agent any information with respect to Collateral requested by the Collateral Agent; (ii) allow the Collateral Agent or its representatives to inspect and copy, or furnish the Collateral Agent or its representatives with copies of, all records relating to the Collateral and the Obligations; and (iii) promptly furnish the Collateral Agent or its representatives with any other information the Collateral Agent may reasonably request.

         E. ADDITIONAL DOCUMENTS. The Pledgor shall sign and deliver any papers furnished by the Collateral Agent which are necessary or desirable in the judgment of the Collateral Agent to obtain, maintain and perfect the security interest hereunder and to enable the Collateral Agent to comply with any federal or state law in order to obtain or perfect the Collateral Agent's interest in Collateral or to obtain proceeds of Collateral.

         F. NOTICE OF CHANGES. The Pledgor shall notify the Collateral Agent immediately of (i) any material adverse change in the Collateral, (ii) a change in the Pledgor's place of business, (iii) a change in any matter warranted or represented by the Pledgor in this Agreement, or in any of the Loan Documents relating to the Obligations or furnished to a Lender pursuant to this Agreement, and (iv) the occurrence of an Event of Default as defined herein.


PLEDGE AGREEMENT PAGE 3

         G. POSSESSION OF COLLATERAL. The Pledgor shall deliver a copy of this Agreement (or other notice acceptable to the Collateral Agent) to any broker, financial intermediary, or any other person in possession of any of the Collateral or on whose books the interest of the Pledgor in the Collateral appears, and such delivery shall constitute notice to such person of the Collateral Agent's security interest in the Collateral and shall constitute the Pledgor's instruction to such person to note the Collateral Agent's security interest on their books and records, or deliver to the Collateral Agent certificates or other evidence of the Collateral promptly upon the Collateral Agent's request. The Pledgor shall deliver all investment securities and other instruments and documents which are a part of the Collateral and in the Pledgor's possession to the Collateral Agent immediately, or if hereafter acquired, immediately following acquisition, in a form suitable for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures appropriately guaranteed in form and substance suitable to the Collateral Agent.

         H. CHANGE OF NAME/STATUS. The Pledgor shall not change its name, change its status, use any trade name or engage in any business not reasonably related to its business as presently conducted and in accordance with Loan Documents.

         I. POWER OF ATTORNEY. The Pledgor appoints the Collateral Agent and any officer thereof as the Pledgor's attorney-in-fact with full power in the Pledgor's name and on the Pledgor's behalf to do every act which the Pledgor is obligated to do or may be required to do hereunder; however, (i) nothing in this paragraph shall be construed to obligate the Collateral Agent to take any action hereunder nor shall the Collateral Agent be liable to the Pledgor for failure to take any action hereunder, and (ii) the Collateral Agent shall not take any action under this paragraph unless an Event of Default (as defined in the Loan Agreement) has occurred and is continuing. This appointment shall be deemed a power coupled with an interest and shall not be terminable as long as any Obligation is outstanding or any Lender has any commitment to make any loan to a Borrower, or the Guaranty, any Letter of Credit or Hedging Agreement has not terminated. Without limiting the generality of the foregoing, the Collateral Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment or other distribution payable in respect of the Collateral or any part thereof.

         J. OTHER PARTIES AND OTHER COLLATERAL. No renewal or extensions of or any other indulgence with respect to the Obligations or any part thereof, no modification of the documents(s) evidencing the Obligations, no release of any security, no release of any person (including any maker, indorser, guarantor or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in any manner impair or affect the rights of any Lender or the Collateral Agent under any law, hereunder, or under any other agreement pertaining to the Collateral. Neither the Collateral Agent nor any Lender need file suit or assert a claim for personal judgment against any person for any part of the Obligations or seek to realize upon any other security for the Obligations, before the Collateral Agent forecloses or otherwise realizes upon the Collateral. The Pledgor waives any right that can be waived to the benefit of or to require or control application of any other security or proceeds thereof.

         K. WAIVERS BY PLEDGOR. The Pledgor waives notice of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any event of default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended or renewed one or more times by any Lender in its discretion, without notice to the Pledgor. The Pledgor waives any right to require that any action be brought against any other person or to


PLEDGE AGREEMENT PAGE 4
require that resort be had to any other security or to any balance of any deposit account. The Pledgor further waives any right of subrogation or to enforce any right of action against the other Borrower until the Obligations are paid in full.

6.       RIGHTS AND POWERS OF THE COLLATERAL AGENT.

         A. GENERAL. The Collateral Agent, before or after an Event of Default, without liability to the Pledgor may: take control of proceeds, including stock received as dividends or by reason of stock splits; release Collateral in its possession to the Pledgor, temporarily or otherwise; reject as unsatisfactory any property hereafter offered by the Pledgor as Collateral; take control of funds generated by the Collateral, such as cash dividends, interest and proceeds, and exercise all other rights which an owner of such Collateral may exercise, except the right to vote or dispose of Collateral before an event of default; and at any time transfer any of the Collateral or evidence thereof into its own name or that of its nominee. Neither any Lender nor the Collateral Agent shall be liable for failure to collect any account or instruments, or for any act or omission on the part of such Lender or the Collateral Agent, or any officers, agents or employees of any of them, except for its or their own willful misconduct or gross negligence. The foregoing rights and powers of the Collateral Agent will be in addition to, and not a limitation upon, any rights and powers of the Collateral Agent given by law, elsewhere in this Agreement, or otherwise. Without limiting the generality of the foregoing, it is hereby understood and agreed that (i) the Pledgor shall not have any right to withdraw any Collateral now or hereafter on deposit in an Account, (ii) the Collateral Agent shall have full dominion over and control of the Accounts (except as otherwise expressly provided herein), and (iii) for purposes of Articles 8 and 9 of the Uniform Commercial Code, to the extent applicable, the Collateral Agent has "control" over the Accounts and the securities from time to time held in the Accounts.

         B. CONVERTIBLE COLLATERAL. The Collateral Agent may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but the Collateral Agent shall not have any duty to present for conversion any Collateral unless it shall have received from the Pledgor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

7.       DEFAULT.

         A. EVENT OF DEFAULT. An event of default shall occur if an Event of Default (as defined in the Loan Agreement) has occurred.

         B. RIGHTS AND REMEDIES. If any Event of Default shall occur and be continuing, then, in each and every such case, the Collateral Agent may, without (a) presentment, demand, or protest, (b) notice of default, dishonor, demand, non-payment, or protest, (c) notice by the Collateral Agent or any Lender of intent to accelerate all or any part of the Obligations, (d) notice by the Collateral Agent or any Lender of acceleration of all or any part of the Obligations, or (e) notice of any other kind, all of which the Pledgor hereby expressly waives (except for any notice required under this Agreement, any other Loan Document or which may not be waived under applicable law), at any time thereafter exercise and/or enforce any of the following rights and remedies, at the option of the Lenders and the Collateral Agent:

                  i. ACCELERATION. The Obligations shall, at each Lender's option, become immediately due and payable, and the obligations, if any, of any Lender to permit further borrowings under the Obligations shall at such Lender's option immediately cease and terminate.


PLEDGE AGREEMENT PAGE 5

                  ii. LIQUIDATION OF COLLATERAL. Sell, or instruct any agent or broker to sell, all or any part of the Collateral in a public or private sale, direct any agent or broker to liquidate all or any part of any Account and deliver all proceeds thereof to the Collateral Agent, and apply all proceeds to the payment of any or all of the Obligations in such order and manner as the Lenders shall, in their discretion, choose.

                  iii. UNIFORM COMMERCIAL CODE. All of the rights, powers and remedies of a secured creditor under the Uniform Commercial Code ("UCC") as adopted in the jurisdiction to which the Collateral Agent is subject under this Agreement.

                  iv. RIGHT OF SET OFF. Without notice or demand to the Pledgor, set off and apply against any and all of the Obligations any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness, at any time held or owing by a Lender or by any affiliate or correspondent of a Lender to or for the credit of the account of the Pledgor or any guarantor or endorser of any of the Obligations.

                  v. INVESTMENT MANAGEMENT. Without notice or demand to the Pledgor, terminate any investment management agreement with respect to any of the Collateral.

The Pledgor specifically understands and agrees that any sale by the Collateral Agent of all or part of the Collateral pursuant to the terms of this Agreement may be effected by the Collateral Agent at times and in manners which could result in the proceeds of such sale as being significantly and materially less than might have been received if such sale had occurred at different times or in different manners, and the Pledgor hereby releases the Collateral Agent and its officers and representatives from and against any and all obligations and liabilities arising out of or related to the timing or manner of any such sale.

If, in the opinion of the Collateral Agent, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, the Collateral Agent may offer and sell such Collateral in a transaction exempt from registration under federal securities law, and any such sale made in good faith by the Collateral Agent shall be deemed "commercially reasonable."

8.       GENERAL.

         A. PARTIES BOUND. The Collateral Agent's rights hereunder shall inure to the benefit of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, the Collateral Agent thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but the Collateral Agent shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties and agreements of the Pledgor shall be binding upon the personal representatives, heirs, successors and assigns of the Pledgor.

         B. WAIVER. No delay of the Collateral Agent in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by the Collateral Agent of any right hereunder or of any default by the Pledgor shall be binding upon the Collateral Agent unless in writing, and no failure by the Collateral Agent to exercise any power or right hereunder or waiver of any default by the Pledgor shall operate as a waiver of any other or further exercise of such right or power or of any further default. Each right, power and remedy of the Collateral Agent and the Lenders as provided for herein or in any of the Loan Documents, or which shall now or hereafter exist at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in


PLEDGE AGREEMENT PAGE 6
addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Collateral Agent or any Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by any such party of any or all other such rights, powers or remedies.

         C. AGREEMENT CONTINUING. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between the Lenders and Borrowers shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties. Time is of the essence of this Agreement.

         D. DEFINITIONS. Unless the context indicates otherwise, definitions in the UCC apply to words and phrases in this Agreement; if UCC definitions conflict, Article 9 definitions apply.

         E. NOTICE. Notice shall be deemed reasonable if mailed postage prepaid at least 5 days before the related action (or if the UCC elsewhere specifies a longer period, such longer period) to the address of the Pledgor given above. Each notice, request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid, or if sent by any other means, upon delivery.

         F. MODIFICATIONS. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by the Pledgor and the Collateral Agent. The provisions of this Agreement shall not be modified or limited by course of conduct or usage of trade.

         G. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of any other provision herein, and the invalidity or unenforceability of any provision of any loan document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

         H. APPLICABLE LAW AND VENUE. This Agreement has been delivered in the State of New York and shall be construed in accordance with the laws of that State. It is performable by the Pledgor in the county or city of the Collateral Agent's address set out above and the Pledgor expressly waives any objection as to venue in any such location. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         I. FINANCING STATEMENT. To the extent permitted by applicable law, a carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.

         J. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."),


PLEDGE AGREEMENT PAGE 7

AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT, OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         (i) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF THE PLEDGOR'S DOMICILE AT TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         (ii) RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT, OR DOCUMENT; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         K. CONTROLLING DOCUMENT. To the extent that this Agreement conflicts with or is in any way incompatible with any other loan document concerning the Obligation, any promissory note shall control over any other document, and if such promissory note does not address an issue, then each other loan document shall control to the extent that it deals most specifically with an issue.

         L. EXECUTION UNDER SEAL. This agreement is being executed under seal by the Pledgor.

         M. NOTICE OF FINAL AGREEMENT. This written Agreement and any other related loan documents constitute the final agreement between the parties, and supersede all prior written agreements and all prior, contemporaneous or subsequent oral agreements of the parties regarding all issues addressed in the loan documents.


PLEDGE AGREEMENT PAGE 8

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal by their duly authorized representatives as of the date first above written.



BANK/SECURED PARTY:                             PLEDGOR:

BANK OF AMERICA, N.A., AS COLLATERAL AGENT      PELTZ FAMILY LIMITED PARTNERSHIP


By: /s/ Jane R. Heller            (Seal)        By:  /s/ Nelson Peltz     (Seal)
   -------------------------------                 -----------------------
Name:   Jane R. Heller                          Name:    Nelson Peltz
      ----------------------------                    --------------------
Title:  Senior Vice President                   Title:   General Partner
      ----------------------------                    --------------------


PLEDGE AGREEMENT PAGE 9

STATE OF NEW YORK       )
                        )     SS:
COUNTY OF NEW YORK      )

         Sworn to, subscribed, sealed and acknowledged before me, the undersigned authority, on the __ day of May___, 2001 in the state and county aforesaid, by _________________, to me known, who personally appeared before me.


                                    Notary: ____________________________________
                                    Print Notary's Name: _______________________
[NOTARIAL SEAL]                     Notary Public, State of ____________________
                                    My commission expires: _____________________




PLEDGE AGREEMENT PAGE 10